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                                                                    CONFIDENTIAL
                               AURORA FOODS INC.
                    1000 St. Louis Union Station, Suite 300
                           St. Louis, Missouri 63103

                              SUPPLEMENT NO. 1 TO
                  CONFIDENTIAL CONSENT SOLICITATION STATEMENT
                           For Consent Solicitation
Expiring 5:00 P.M., New York City time, on September 20, 2000, Unless Extended with respect to:


     A. Indenture dated as of July 1, 1998 relating to $200,000,000 Aggregate Principal Amount of 8% Senior Subordinated Notes due 2008 (the "8% Notes")

     B. Indenture dated as of February 10, 1997 relating to $100,000,000 Aggregate Principal Amount of 9% Senior Subordinated Notes due 2007 (the "February 9% Notes")

     C. Indenture dated as of July 1, 1997 relating to $100,000,000 Aggregate Principal Amount of 9% Senior Subordinated Notes due 2007 (the
     "July 9% Notes")

         Reference is made to the Aurora Foods Inc. (the "Company") Confidential Consent Solicitation Statement dated August 31, 2000 (the "Consent Solicitation Statement") with respect to the 8% Notes, the February 9% Notes and the July 9% Notes (collectively, the "Notes").

         The Company is supplementing the Consent Solicitation Statement to modify the Proposed Amendments (as described below) (as so modified, the "Proposed Amendments"). Subject to the terms and conditions set forth in the Consent Solicitation Statement, as supplemented hereby, the Company will deliver to consenting holders of Notes (the "Holders") in respect of such consents,
17.71078 shares of Aurora Common Stock, par value $0.01 per share ("Common Stock") per $1,000 aggregate principal amount of Notes to which such consent relates.

EXCEPT AS SUPPLEMENTED BY THIS SUPPLEMENT NO. 1 TO THE CONSENT SOLICITATION STATEMENT, THE TERMS AND CONDITIONS SET FORTH IN THE CONSENT SOLICITATION STATEMENT REMAIN UNCHANGED AND IN EFFECT. YOU MAY USE THE CONSENT PREVIOUSLY DELIVERED TO YOU TO CONSENT TO THE PROPOSED AMENDMENTS, THE TERMS OF WHICH ARE SUPPLEMENTED HEREBY, AND THE PROPOSED WAIVERS AND THE RELEASE, EACH AS DESCRIBED IN THE CONSENT SOLICITATION STATEMENT, AND TO RECEIVE THE COMMON STOCK TO BE ISSUED IN RESPECT OF THE CONSENTS. THE ONLY PROPOSED AMENDMENTS MODIFIED BY THIS SUPPLEMENT NO. 1 TO THE CONSENT SOLICITATION STATEMENT ARE THOSE RELATING TO THE FORMS OF NOTES.

               THE DATE OF THIS SUPPLEMENT IS SEPTEMBER 7, 2000.
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THIS SUPPLEMENT NO. 1 TO THE CONSENT SOLICITATION STATEMENT IS INCLUDED FOR
INFORMATIONAL PURPOSES ONLY IN CONNECTION WITH A HOLDERS EVALUATION OF THE CONSENT SOLICITATION AND DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF THE COMPANY IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL FOR SUCH AN OFFER OR SOLICITATION TO BE MADE.

THE INFORMATION CONTAINED HEREIN IS FOR THE CONFIDENTIAL AND EXCLUSIVE USE OF THE HOLDERS AND MAY NOT BE REPRODUCED OR PROVIDED OR DISCLOSED TO OTHERS FOR ANY OTHER PURPOSE.

HOLDERS ARE URGED TO REVIEW THIS CONSENT SOLICITATION STATEMENT CAREFULLY.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE COMMON STOCK TO BE ISSUED IN RESPECT OF THE CONSENTS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS SUPPLEMENT NO. 1 TO THE CONSENT SOLICITATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE COMMON STOCK TO BE ISSUED IN RESPECT OF THE CONSENTS HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. UNLESS IT IS REGISTERED, SUCH COMMON STOCK MAY BE OFFERED ONLY IN TRANSACTIONS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. SUCH COMMON STOCK WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT FOR AN OFFER AND SALE OF SECURITIES WHICH DOES NOT INVOLVE A PUBLIC OFFERING.

THE COMMON STOCK TO BE ISSUED IN RESPECT OF THE CONSENTS IS SUBJECT TO RESTRICTIONS ON TRANSFER AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS PURSUANT TO A REGISTRATION STATEMENT OR AN EXEMPTION FROM REGISTRATION. HOLDERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO HOLD SUCH COMMON STOCK FOR AN INDEFINITE PERIOD OF TIME.

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                            THE PROPOSED AMENDMENTS

THE PROPOSED AMENDMENTS WOULD, AMONG THE OTHER CHANGES DISCUSSED IN THE CONSENT SOLICITATION STATEMENT, MODIFY THE TERMS OF THE OPTIONAL REDEMPTION PREMIUM OF THE NOTES BY AMENDING PARAGRAPH 2 OF SECTION 5 OF EACH FORM OF NOTE AS FOLLOWS:

THE 8% NOTES:

Year                     Redemption Price
----                     ----------------

2003.....................106.375%
2004.....................104.917%
2005.....................103.458%
2006 and thereafter......102.000%

THE  9% NOTES:

Year                     Redemption Price
----                     ----------------

2002.....................106.9375%
2003.....................105.2917%
2004.....................103.6458%
2005 and thereafter......102.0000%

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